UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 August 9, 2004


                                SUPERCLICK, INC.
             (Exact name of registrant as specified in its charter)


         Washington                                         52-2219677
------------------------------                          -----------------
(State or Other Jurisdiction of                         (I.R.S. Employer
Incorporation or Organization)                          Identification No.)



                        23332 Mill Creek Drive, Suite 230
                             Laguna Hills, CA 92653
                    (Address of principle executive offices)

                                 (858) 518-1387
                         (Registrant's telephone number)

                                TABLE OF CONTENTS

ITEM 6. RESIGNATION AND APPOINTMENT OF DIRECTORS
EXHIBIT INDEX
SIGNATURES
EXHIBIT 17.1

--------------------------------------------------------------------------------


ITEM 6. RESIGNATION AND APPOINTMENT OF DIRECTORS

Mr. Ronald Fon resigned as director of The Registrant on August 5, 2004. Mr. Fon did not resign due to any disagreements with the Registrant on any matter relating to the Registrant's operations, policies or practices. The change in directors is a business decision only related to Mr. Fon's desire to pursue other interests.

To fill the vacant position on the board, The Registrant appointed Mr. George Vesnaver as a director, effective August 6, 2004.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) No financial statements are required to be filed as part of this Current Report on Form 8-K.
        (b) No pro forma financial information is required to be filed as part of this Current Report on Form 8-K.
        (c) Exhibits.
            17.1 Resignation of Mr. Ronald Fon


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated this 9th day of August, 2004.



                                        SUPERCLICK, INC.

                                        By:  /s/ John Glazik
                                           -------------------------------
                                           John Glazik
                                           President and Chief Executive Officer

                                        By: /s/ Todd M. Pitcher
                                           -------------------------------
                                           Todd M. Pitcher
                                           Chairman of the Board